                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):              February 14, 1997




                                  Prime Retail, Inc.
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)



          Maryland                       0-23616             52-1836258
----------------------------           -----------          -------------
(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)       Identification No.)



  100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                                 21202
----------------------------------------                              ---------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                (410) 234-0782

                                     No Change
            ------------------------------------------------------------
            (Former name or former address, if changed since last report)
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Item 5.  Other Events.

    The purpose of this Current Report on Form 8-K is to file the following documents for incorporation into the Registration Statement on Form S-3 (File No. 333-19505) filed by the Registrant on January 10, 1997, as amended through the date hereof (the "Registration Statement"): (i) Form of Underwriting Agreement (attached hereto as Exhibit 1.1); (ii) Opinion of Winston & Strawn regarding the validity of the securities registered (attached hereto as Exhibit 5.1); (iii) Opinion of Winston & Strawn regarding tax matters (attached hereto as Exhibit 8.1); and (iv) Consent of Independent Auditors.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

    Number         Description
    ------         -----------
    1.1            Form of Underwriting Agreement between the Registrant and the
                   Underwriter.

    5.1 Opinion of Winston & Strawn regarding the validity of the securities registered.

    8.1            Opinion of Winston & Strawn regarding tax matters.

   23.1            Consent of Independent Auditors.

   23.2            Consents of Winston & Strawn included in Exhibits 5.1 and
                   8.1.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RETAIL, INC.
                             (Registrant)

Date:    February 14, 1997
                             By:       /s/ Robert P. Mulreaney
                                       -----------------------
                             Name:     Robert P. Mulreaney
                             Title:    Executive Vice President,
                                       Chief Financial Officer
                                       and Treasurer

                                       2
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                                    EXHIBIT INDEX


                                                           Page Number
Number    Description                                     In This Report
------    -----------                                     --------------
 1.1      Form of Underwriting Agreement between the
          Registrant and the Underwriter.

 5.1 Opinion of Winston & Strawn regarding the validity of the securities registered.

 8.1 Opinion of Winston & Strawn regarding tax matters.

23.1      Consent of Independent Auditors

23.2      Consents of Winston & Strawn included in Exhibits
          5.1 and 8.1.